Exhibit 99.2 Investcorp Credit Management BDC, Inc. Investor Update Presentation December 31, 2025 LOS ANGELES NEW YORK LONDON BAHRAIN ABU DHABI RIYADH DOHA MUMBAI DELHI BEIJING SINGAPORE TOKYO

Forward-looking Statements and Disclosures Statements included in this presentation may contain “forward-looking statements,” which relate to future performance or financial condition of Investcorp Credit Management BDC, Inc. (“ICMB”). Forward-looking statements are based on estimates, projections, beliefs and assumptions of ICMB’s management at the time of such statements, which change over time, and are not guarantees of future performance or results. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by ICMB with the Securities and Exchange Commission. Forward-looking statements are made as of the date of this presentation, or as of the prior date referenced in this presentation and are subject to change without notice. ICMB undertakes no duty to update any forward-looking statement made herein except as required by law. This presentation is neither an offer to sell nor a solicitation of an offer to buy ICMB’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to ICMB, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and ICMB’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of ICMB. 2

Investcorp Credit Management BDC, Inc. - Investment Team INVESTMENT PROFESSIONALS Suhail A. Shaikh Michael C. Mauer Investment Committee Member Investment Committee Member Chief Executive Officer Chairman of the Board of Directors & Chief Investment Officer & Vice Chairman Andrew Muns Branko Krmpotic Timothy Waller Chief Financial Officer Advisor Principal & Chief Operating Officer Investment Committee Member Investment Committee Member Investment Committee Member Emily Broderick David Rubin Aamer Jooma Darius Tam Vice President Vice President Associate Associate FINANCE PROFESSIONALS Jacqueline Hanabergh Vice President Therese Dyman Melody Atumah Jonathon Monaco Consultant Associate Associate Note: Team members listed above are as of March 31, 2026 and are subject to change. 3

1 Investcorp Credit Management BDC, Inc. - Investment Criteria Use of Proceeds Borrower Focus ❑ Organic Growth❑ Established companies with a history of positive operating cash flow ❑ Defensible and sustainable business ❑ Acquisitions ❑ Seasoned management team with meaningful equity ownership ❑ Market / Product Expansion ❑ Significant Invested Capital ❑ Investment Partnerships ❑ Refinancings and Recapitalizations ❑ Ability to exert meaningful influence ❑ Exit strategy General Investment Parameters Investment Structures 2 ❑ Revenues: $50MM+❑ First and Second Lien Loans 2 ❑ EBITDA: $15MM+❑ Unitranche Loans ❑ Investment Size: $5MM -- $25MM❑ Mezzanine Loans/Structured Equity ❑ Unsecured Loans ❑ Equity Components 1 We expect our target portfolio companies to exhibit some, or all, or these characteristics at the time of the initial investment, although not all of our portfolio companies will meet these criteria. 2 ICMB may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. 4

Investcorp Credit Management BDC, Inc. – Overview as of December 31, 2025 Issuer Investcorp Credit Management BDC, Inc. (NASDAQ: ICMB) Investment Manager CM Investment Partners LLC (“CMIP”) Formation Formed as CM Finance LLC in 2012; IPO in February 2014 Market Capitalization $39.0 million 1 Investment Portfolio $172.7 million Leverage Gross Debt-Equity of 2.02x / Net Debt-Equity of 1.78x (1) A 1 At Fair Value. Please see Form 10-K filed with the SEC for details. 5

Investcorp Credit Management BDC, Inc. – Portfolio Profile as of December 31, 2025 By Industry* 14.50% 9.18% 8.87% 8.57% 7.89% 7.82% 6.68% 6.61% 5.87% 4.66% 4.05% 3.53% 3.15% 2.68% 2.57% 2.23% 1.05% 0.09% 0.00% 0.00% * Based on Global Industry Classification Standard (“GICS”) By Region By Investment Type U.S. Southeast, 10.51% U.S. Mid-Atlantic, U.S. Midwest, 3.65% 9.54% U.S. Southwest, Senior Secured First Lien Debt 80.76% 16.96% International, 0.00% Unsecured Debt Investments 0.0% U.S. West, 30.97% Equity / Warrants / Other 19.24% U.S. Northeast, 28.37% 6

Investcorp Credit Management BDC, Inc. – Portfolio as of December 31, 2025 Quarterly Highlights ▪ As of December 31, 2025, our portfolio consisted of debt and equity investments in 37 portfolio companies with a fair value of $172.7 million. ▪ As of December 31, 2025, our portfolio at fair value consisted of 80.76% first lien investments and 19.24% equity, warrant or other positions. ▪ During the quarter, ICMB made a $1.5 million investment in one existing portfolio company. ICMB fully realized its investments in three portfolio companies during the quarter, totaling $8.2 million in proceeds. The internal rate of return on these investments was 10.59%. ▪ The weighted average yield on debt investments, at fair market value, as of December 31, 2025, was 10.56%, compared to 10.87% for the quarter ended September 30, 2025. ▪ Net asset value decreased $0.79 per share to $4.25, compared to $5.04 as of September 30, 2025. Net assets decreased by $11.4 million, or 15.65%, during the quarter ended December 31, 2025 compared to September 30, 2025. Portfolio Results (as of 12/31/25) Portfolio Activity (10/01/25-12/31/25) ❑ Total assets $188.8 mm ❑ Total capital invested in existing 1 portfolio companies $1.5 mm ❑ Investment portfolio, at fair value $172.7 mm ❑ Total proceeds from repayments, 2 ❑ Net assets $61.3 mm sales, and amortization $10.3 mm ❑ Number of portfolio companies, end of period 37 1 Includes gross advances for delayed draw and revolving credit commitments and PIK interest to existing portfolio companies. 2 Includes gross repayments on existing delayed draw and revolving credit commitments to portfolio companies. 7

Investcorp Credit Management BDC, Inc. Selected Financial Highlights Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Investment Portfolio at $ 191,616,958 $ 192,447,870 $ 204,130,679 $ 196,135,047 $ 172,658,862 Fair Value Debt at Cost $ 122,041,697 $ 119,713,298 $ 134,384,899 $ 127,556,500 $ 123,128,101 Net Assets $ 77,602,130 $ 78,101,453 $ 75,984,224 $ 72,703,326 $ 61,326,012 Ending Debt to Equity 1.57x 1.53x 1.77x 1.75x 2.02x Ratio Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended Per Share Data December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Net Asset Value $ 5.39 $ 5.42 $ 5.27 $ 5.04 $ 4.25 per Share Net Investment Income $ 0.06 $ 0.05 $ 0.06 $ 0.04 $ 0.02 before taxes per Share Net Increase/(Decrease) in Net Assets Resulting $ (0.04) $ 0.15 $ (0.03) $ (0.09) $ (0.65) from Operations per Share Dividends Declared 1 1 $ 0.12 $ 0.12 $ 0.12 $ 0.14 $ 0.14 per Share 1 Includes a quarterly distribution of $0.12 per share and a supplemental distribution of $0.02 per share. 8

icmbinfo@investcorp.com